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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  MAY 14, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  IBASIS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


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

              DELAWARE                             0-27127                            04-3332534
------------------------------------- ----------------------------------- -----------------------------------
  (State or Other Jurisdiction                   (Commission                        (IRS Employer
          of Incorporation)                      File Number)                     Identification No.)
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                     20 SECOND AVENUE, BURLINGTON, MA 01803
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 505-7500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

         iBasis, Inc. ("iBasis") dismissed Arthur Andersen LLP ("Andersen"), as its independent accountants and appointed Deloitte & Touche LLP ("Deloitte") as its new independent accountants, effective May 14, 2002. This determination followed iBasis' decision to seek proposals from independent accountants to audit iBasis' financial statements for fiscal year ending December 31, 2002. The decision to dismiss Andersen and to retain Deloitte was approved by iBasis' Board of Directors upon the recommendation of its Audit Committee.

         During iBasis' two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 14, 2002, there were no disagreements between iBasis and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulations S-K occurred within iBasis' two most recent fiscal years and the subsequent interim period through May 14, 2002.

         The audit reports of Andersen on the consolidated financial statements of iBasis and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         iBasis provided Andersen with a copy of these Item 4 disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 20, 2002, stating its agreement with these disclosure statements.

         During iBasis' two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 14, 2002, iBasis did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on iBasis' consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)      Exhibits.

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                  EXHIBIT
                  NUMBER            DESCRIPTION
                  --------          -----------

                  16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 20, 2002            IBASIS, INC.

                               By: /s/ RICHARD TENNANT
                                   --------------------------------------------
                                   Vice President, Finance and Administration
                                   And Chief Financial Officer
                                   (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)